Exhibit 99.1

Jabil Delivers Strong Fourth Quarter Results

Positive Momentum Expected to Continue

ST. PETERSBURG, Fla. – September 24, 2020 –Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its fourth quarter and fiscal year ended August 31, 2020.

“I’m thrilled with our ability to deliver such strong financial results to close out FY20,” said CEO Mark Mondello. “Over the past several years, we’ve strategically positioned Jabil in attractive end-markets, while building the most desired products and serving the world’s most successful brands. At the same time, we’ve streamlined the organization, creating a more optimized cost structure. These collective efforts allowed us to beat expectations in the fourth quarter, despite the various complexities brought about by the global pandemic,” he added.

Fourth Quarter of Fiscal Year 2020 Highlights:

•	Net revenue: $7.3 billion

•	Diversified Manufacturing Services (DMS) year-on-year revenue growth: 17 percent

•	Electronics Manufacturing Services (EMS) year-on-year revenue growth: 8 percent

•	U.S. GAAP operating income: $197.1 million

•	U.S. GAAP diluted earnings per share: $0.44

•	Core operating income (Non-GAAP): $255.2 million

•	Core diluted earnings per share (Non-GAAP): $0.98

Fiscal Year 2020 Highlights:

•	Net revenue: $27.3 billion

•	Diversified Manufacturing Services (DMS) year-on-year revenue growth: 8 percent

•	Electronics Manufacturing Services (EMS) year-on-year revenue growth: 8 percent

•	U.S. GAAP operating income: $499.8 million

•	U.S. GAAP diluted earnings per share: $0.35

•	Core operating income (Non-GAAP): $864.1 million

•	Core diluted earnings per share (Non-GAAP): $2.90

“As we exit FY20 and look ahead, I am excited with the momentum underway in our business,” said CFO Mike Dastoor. “Several of our key businesses remain especially strong including Mobility, Healthcare and Cloud. At the same time, we’re permanently transitioning certain components we procure in our EMS segment from the current purchase-and-resale model to a consignment service model,” he added.

First Quarter of Fiscal Year 2021 Outlook:

• Net revenue	$6.7 billion to $7.3 billion

• U.S. GAAP operating income	$238 million to $283 million

• U.S. GAAP diluted earnings per share	$0.79 to $1.02 per diluted share

• Core operating income (Non-GAAP) (1)	$295 million to $335 million

• Core diluted earnings per share (Non-GAAP) (1)	$1.15 to $1.35 per diluted share

• Total company revenue	Decrease 7 percent year-on-year

(1) Core operating income and core diluted earnings per share exclude anticipated adjustments of $12.0 million for amortization of intangibles (or $0.07 per diluted share), $31.0 million for stock-based compensation expense and related charges (or $0.20 per diluted share), $10.0 million to $5.0 million for restructuring, severance and related charges (or $0.06 to $0.03 per diluted share) and $4.0 million for acquisition and integration charges (or $0.03 per diluted share).

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges and business interruption and impairment charges, net plus other components of net periodic benefit cost. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, loss on securities, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities plus cash receipts on sold receivables less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for the fourth quarter and fiscal year 2020 and our guidance for future financial performance in our first quarter of fiscal year 2021 (including, net revenue, total company revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges and acquisition and integration charges). The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for the fourth quarter and fiscal year 2020 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; the scope and duration of the COVID-19 outbreak and its impact on our operations, sites, customers and supply chain; managing growth effectively; our dependence on a limited number of customers; competitive challenges affecting our customers; managing rapid declines or increases in customer demand and other related customer challenges that may occur; changes in technology; our ability to introduce new business models or programs requiring implementation of new competencies; competition; transportation issues; our ability to maintain our engineering, technological and manufacturing expertise; retaining key personnel; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks associated with international sales and operations; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; issues involving our information systems, including security issues; regulatory risks; financial and market risks; and adverse changes in political conditions, in the U.S. and internationally, including, among others, adverse changes in tax laws and rates and our ability to estimate and manage their impact. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2019 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation. The Company determines the tax effect of the items excluded from core earnings and core diluted earnings per share based upon evaluation of the statutory tax treatment and the applicable tax rate of the jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain jurisdictions where the Company does not expect to realize a tax benefit (due to existing tax incentives or a history of operating losses or other factors resulting in a valuation allowance related to deferred tax assets), a reduced or 0% tax rate is applied. Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the fourth quarter and full fiscal year ended August 31, 2020 and to provide an investor briefing. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: Jabil (NYSE: JBL) is a manufacturing solutions provider with over 260,000 employees across 100 locations in 30 countries. The world’s leading brands rely on Jabil’s unmatched breadth and depth of end-market experience, technical and design capabilities, manufacturing know-how, supply chain insights and global product management expertise. Driven by a common purpose, Jabil and its people are committed to making a positive impact on their local community and the environment. Visit www.jabil.com to learn more.

Investor Contact

Adam Berry

Vice President, Investor Relations

(727) 577-9749

Adam_Berry@jabil.com

Media Contact

Michelle Smith

Vice President, Corporate Communications

(727) 577-9749

Michelle_Smith@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	August 31, 2020
	(unaudited)	August 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$1,393,557	$1,163,343
Accounts receivable, net	2,847,743	2,745,226
Contract assets	1,104,700	911,940
Inventories, net	3,131,783	3,023,003
Prepaid expenses and other current assets	657,102	501,573

Total current assets	9,134,885	8,345,085
Property, plant and equipment, net	3,665,312	3,333,750
Operating lease right-of-use asset	362,847	—
Goodwill and intangible assets, net	906,723	879,108
Deferred income taxes	165,407	198,827
Other assets	162,242	213,705

Total assets	$14,397,416	$12,970,475

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$50,194	$375,181
Accounts payable	5,687,038	5,166,780
Accrued expenses	3,211,528	2,990,144
Current operating lease liabilities	110,723	—

Total current liabilities	9,059,483	8,532,105
Notes payable and long-term debt, less current installments	2,678,288	2,121,284
Other liabilities	268,925	163,821
Non-current operating lease liabilities	302,035	—
Income tax liabilities	148,629	136,689
Deferred income taxes	114,657	115,818

Total liabilities	12,572,017	11,069,717

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	264	260
Additional paid-in capital	2,413,616	2,304,552
Retained earnings	2,040,922	2,037,037
Accumulated other comprehensive loss	(34,168)	(82,794)
Treasury stock, at cost	(2,609,250)	(2,371,612)

Total Jabil Inc. stockholders’ equity	1,811,384	1,887,443
Noncontrolling interests	14,015	13,315

Total equity	1,825,399	1,900,758

Total liabilities and equity	$14,397,416	$12,970,475

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
Net revenue	$7,300,015	$6,573,453	$27,266,438	$25,282,320
Cost of revenue	6,809,314	6,078,375	25,335,625	23,368,919

Gross profit	490,701	495,078	1,930,813	1,913,401
Operating expenses:
Selling, general and administrative	257,922	276,597	1,174,694	1,111,347
Research and development	10,496	10,114	44,143	42,861
Amortization of intangibles	12,649	8,890	55,544	31,923
Restructuring, severance and related charges	12,581	9,732	156,586	25,914

Operating income	197,053	189,745	499,846	701,356
Loss on securities	36,420	29,632	48,625	29,632
Interest and other, net	45,385	58,200	190,483	221,020

Income before income tax	115,248	101,913	260,738	450,704
Income tax expense	46,339	48,152	203,959	161,230

Net income	68,909	53,761	56,779	289,474
Net income attributable to noncontrolling interests, net of tax	1,178	1,086	2,867	2,363

Net income attributable to Jabil Inc.	$67,731	$52,675	$53,912	$287,111

Earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$0.45	$0.34	$0.36	$1.85

Diluted	$0.44	$0.34	$0.35	$1.81

Weighted average shares outstanding:
Basic	150,590	153,327	151,613	155,613

Diluted	154,453	156,981	155,274	158,647

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Fiscal Year Ended
	August 31, 2020	August 31, 2019
Cash flows provided by operating activities:
Net income	$56,779	$289,474
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	794,581	771,833
Restructuring and related charges	41,356	(3,566)
Recognition of stock-based compensation expense and related charges	83,084	61,346
Deferred income taxes	29,209	20,998
Loss (gain) on sale of property, plant and equipment	29,393	(2,522)
Provision for allowance for doubtful accounts	32,066	15,867
Loss on securities	36,420	29,632
Other, net	34,130	39,539
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	(135,973)	(586,511)
Contract assets	(104,601)	(878,469)
Inventories	(77,320)	483,074
Prepaid expenses and other current assets	(144,152)	28,897
Other assets	(10,669)	(38,188)
Accounts payable, accrued expenses and other liabilities	592,972	961,662

Net cash provided by operating activities	1,257,275	1,193,066

Cash flows used in investing activities:
Acquisition of property, plant and equipment	(983,035)	(1,005,480)
Proceeds and advances from sale of property, plant and equipment	186,655	218,708
Cash paid for business and intangible asset acquisitions, net of cash	(146,909)	(153,239)
Cash receipts on sold receivables	—	96,846
Other, net	22,176	(29,289)

Net cash used in investing activities	(921,113)	(872,454)

Cash flows used in financing activities:
Borrowings under debt agreements	12,777,055	11,985,978
Payments toward debt agreements	(12,544,456)	(12,013,004)
Payments to acquire treasury stock	(214,510)	(350,323)
Dividends paid to stockholders	(50,462)	(52,004)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	30,117	26,999
Treasury stock minimum tax withholding related to vesting of restricted stock	(23,128)	(11,918)
Other, net	(39,739)	(1,500)

Net cash used in financing activities	(65,123)	(415,772)

Effect of exchange rate changes on cash and cash equivalents	(40,825)	554

Net increase (decrease) in cash and cash equivalents	230,214	(94,606)
Cash and cash equivalents at beginning of period	1,163,343	1,257,949

Cash and cash equivalents at end of period	$1,393,557	$1,163,343

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
Operating income (U.S. GAAP)	$197,053	$189,745	$499,846	$701,356

Amortization of intangibles	12,649	8,890	55,544	31,923
Stock-based compensation expense and related charges	20,870	13,894	83,084	61,346
Restructuring, severance and related charges	12,581	9,732	156,586	25,914
Distressed customer charge	—	6,235	14,963	6,235
Net periodic benefit cost(1)	8,680	—	16,078	—
Business interruption and impairment charges, net	1,211	—	5,785	(2,860)
Acquisition and integration charges	2,162	17,631	32,167	52,697

Adjustments to operating income	58,153	56,382	364,207	175,255

Core operating income (Non-GAAP)	$255,206	$246,127	$864,053	$876,611

Net income attributable to Jabil Inc. (U.S. GAAP)	$67,731	$52,675	$53,912	$287,111
Adjustments to operating income	58,153	56,382	364,207	175,255
Loss on securities	36,420	29,632	48,625	29,632
Net periodic benefit cost(1)	(8,680)	—	(16,078)	—
Adjustments for taxes(2)	(2,259)	(796)	(1,093)	(18,633)

Core earnings (Non-GAAP)	$151,365	$137,893	$449,573	$473,365

Diluted earnings per share (U.S. GAAP)	$0.44	$0.34	$0.35	$1.81

Diluted core earnings per share (Non-GAAP)	$0.98	$0.88	$2.90	$2.98

Diluted weighted average shares outstanding (U.S. GAAP and Non-GAAP)	154,453	156,981	155,274	158,647

(1)

Following the adoption of Accounting Standards Update 2017-07, Compensation - Retirement Benefits (Topic 715) (“ASU 2017-07”), pension service cost is recognized in cost of revenue and all other components of net periodic benefit cost, including return on plan assets, are presented in other expense. We are reclassifying the pension components in other expense to core operating income as we assess operating performance, inclusive of all components of net periodic benefit cost, with the related revenue. There is no impact to core earnings or diluted core earnings per share for this adjustment.

(2)	The fiscal year ended August 31, 2019 includes a $13.3 million income tax benefit for the effects of the Tax Act, recorded during the three months ended November 30, 2018.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in thousands)

(Unaudited)

	Fiscal Year Ended
	August 31, 2020	August 31, 2019(1)
Net cash provided by operating activities (U.S. GAAP)	$1,257,275	$1,193,066
Cash receipts on sold receivables	—	96,846
Acquisition of property, plant and equipment	(983,035)	(1,005,480)
Proceeds and advances from sale of property, plant and equipment	186,655	218,708

Adjusted free cash flow (Non-GAAP)	$460,895	$503,140

(1)

In fiscal year 2019, the adoption of Accounting Standards Update (“ASU”) 2016-15, “Classification of Certain Cash Receipts and Cash Payments” resulted in a reclassification of cash flows from operating activities to investing activities for cash receipts for the deferred purchase price receivable on asset-backed securitization transactions. The adoption of this standard does not reflect a change in the underlying business or activities. The effects of this change are applied retrospectively to all prior periods.